ALPINE SMALL CAP FUND
A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED JULY 18, 2017
TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2017

The following language replaces the section of the Summary Prospectus titled “Management – Portfolio Managers”:

Portfolio Manager

Mr. Samuel Lieber, Chief Executive Officer of the Adviser, Mr. Stephen Lieber, Portfolio Manager of the Adviser, and Ms. Sarah Hunt, Portfolio Manager of the Adviser, are the co-portfolio managers, primarily responsible for the investment decisions of the Fund. Ms. Sarah Hunt has managed the Fund since May 16, 2017. Mr. Samuel Lieber and Mr. Stephen Lieber have managed the Fund since July 18, 2017.

Please retain this Supplement for future reference.